                                                                Exhibit 10.39

                   AMENDMENT NO.3 TO BUSINESS LOAN AGREEMENT

        This Amendment No. 3 to Business Loan Agreement (this "Amendment") is entered into as of June 28, 1996, is among Bank of America National Trust and Savings Association (the "Bank"), and Calnetics Corporation ("Borrower 1"), Manchester Plastics Co., Inc. ("Borrower 2"), NY-Glass Plastics, Inc. ("Borrower 3") and Agricultural Products, Inc. ("Borrower 4") (Borrower 1, Borrower 2, Borrower 3 and Borrower 4 are sometimes referred to collectively as, the "Borrowers" and, individually, as the "Borrower").

                                    RECITALS

        A. The Bank and the Borrowers are parties to that certain Business Loan Agreement dated as of June 20, 1994, as modified by amendments dated as of November 30, 1994, and December 21, 1995 (as amended, the "Loan Agreement").

        B. The parties hereto now desire to amend the Loan Agreement on the terms and conditions set forth below.

                                   AGREEMENT

        NOW, THEREFORE, the parties hereto agree as follows:

        1. Definitions. Capitalized terms used but not defined in this Amendment shall have the meanings ascribed to them in the Loan Agreement.

        2.      Amendments.  The Loan Agreement shall be amended as follows:

                "2.1    Paragraph 7.9 is amended and restated in its entirety
to read as follows:

                        "7.9    Capital Expenditures. With respect to all
        Borrowers on an aggregate basis, not to spend or incur obligations (excluding capital leases) to acquire fixed or capital assets for more than One Million Dollars ($1,000,000) in any single fiscal year."

        3. Conditions. This Amendment will not be effective until the Bank has received the following:

                        (a) A copy of this Amendment, duly executed by the Borrowers; and

                        (b) A copy of a fully executed amendment between the Borrowers and The Bank of California, N.A., amending the loan agreement among such parties on substantially the same terms and conditions as provided in this Amendment.

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        4. Representations and Warranties. Borrowers represent and warrant to
Bank that: (a) there is no event which is, or with notice or lapse of time or both would be, a default under the Loan Agreement, (b) the representations and warranties in the Loan Agreement are true as of the date of this Amendment as if made on the date hereof, (c) this Amendment is within each Borrower's powers, has been duly authorized, and does not conflict with any Borrower's organizational papers, and (d) this Amendment does not conflict with any law, agreement, or obligation by which any Borrower is bound.

        5. Effect of Amendment. Except as provided in this Amendment, all of the terms and conditions of the Loan Agreement shall remain in full force and effect.

        IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

BANK OF AMERICA NATIONAL                       CALNETICS CORPORATION
TRUST AND SAVINGS ASSOCIATION


By:   /s/ Janet K. Trout                       By:    /s/ Steven L. Strawn
   ---------------------------                     ---------------------------
          Janet K. Trout                                  Steven L. Strawn
Title:    Vice President                       Title:     Vice President



                                               By:   /s/ Clinton G. Gerlach
                                                   ---------------------------
                                                         Clinton G. Gerlach
                                               Title:    Chairman of the Board
                                                         and President


                                               MANCHESTER PLASTICS CO., INC.


                                               By:   /s/ Steven L. Strawn
                                                   ---------------------------
                                                         Steven L. Strawn
                                               Title:    President


                                               By:   /s/ Clinton G. Gerlach
                                                   ---------------------------
                                                         Clinton G. Gerlach
                                               Title:    Chairman of the Board





(Signatures continue)


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                                               NY-GLASS PLASTICS, INC.

                                               By:   /s/ Michael A. Hornak
                                                   ---------------------------
                                                         Michael A. Hornak
                                               Title:    President



                                               By:   /s/ Clinton G. Gerlach
                                                   ---------------------------
                                                         Clinton G. Gerlach
                                               Title:    Chairman of the Board



                                               AGRICULTURAL PRODUCTS, INC.

                                               By:      /s/ Lon Schultz
                                                   ---------------------------
                                                            Lon Schultz
                                               Title:       President


                                               By:   /s/ Clinton G. Gerlach
                                                   ---------------------------
                                                         Clinton G. Gerlach
                                               Title:    Chairman of the Board


Certified to be a true and correct copy

By: /s/ Janet K. Trout
   ------------------------------------
   Janet K. Trout, VP






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